HALLMARK EQUITY SERIES TRUST

Supplement dated November 28, 2006

to the Prospectus and Statement of Additional Information dated September 28, 2006 as amended October 2, 2006

Effective November 1, 2006, Jeff Rode, CFA, Principal and Senior Portfolio Manager of Segall Bryant & Hamill (“SBH”), became the portfolio manager of the Hallmark Informed Investors Growth Fund and Hallmark Mid-Cap Growth Fund (the “Funds”).   Mr. Rode is primarily responsible for the day-to-day management of the Funds’ portfolios.  Mr. Rode joined SBH in 1999 as a Senior Analyst in Equity Research.   Prior to joining SBH, he served as an Analyst in the investment banking department at JP Morgan.  He received his bachelor’s degree from Northwestern University and has been in the investment industry since 1996.

Mr. Rode receives a fixed salary and variable bonus for his services, which is not tied to the performance or the value of the Funds’ assets. He also participates in SBH’s 401K plan.  Mr. Rode has no investment in the Funds.

Additional important information on SBH can be found in the Funds’ most recent prospectus and Statement of Additional Information.